UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KEMET CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 24, 2015

KEMET CORPORATION

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 03, 2015
Date: July 24, 2015 **Time:** 3:00 PM LST
Location: KEMET Electronics AB
Skiftesvägen 16, 56331
Gränna, Sweden

Directions: Call 877 695 3638

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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0000250782_1 R1.0.0.51160

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: following page) and visit: www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment How To Vote Please Choose One of the Following Voting Methods Only 0000250782_2 R1.0.0.51160 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use 1. Annual Report2. Notice & Proxy Statement Have the information that is printed in the box marked by the arrow (located on the How to Request and Receive a PAPER or E-MAIL Copy: requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com by the arrow (located on the following page) in the subject line. advisor. Please make the request as instructed above on or before July 12, 2015 to facilitate timely delivery.

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 01 Dr. Wilfried Backes 02 Gurminder S. Bedi 03 Per-Olof Loof The Board of Directors recommends you vote FOR the following proposal(s): 2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2016. 3. Advisory approval of the compensation paid to the Named Executive Officers. NOTE: The proxies are authorized to vote in their discretion, on such other business as may properly come before the meeting or any adjournment thereof. xxxxxxxxxx Cusip Envelope # 0000250782_3 R1.0.0.51160 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # # of # Sequence # B A R C O D E

Voting Instructions P99999-010 Envel1o5pe # # Sequence # 0000250782_4 R1.0.0.51160 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE 12Job # of S#equOenFce ## THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Reserved for Broadridge Internal Control Information